MANAGER AND FOUNDER
        AQUILA MANAGEMENT CORPORATION
        380 Madison Avenue, Suite 2300
        New York, New York 10017

INVESTMENT SUB-ADVISER
        ZIONS FIRST NATIONAL BANK
        One South Main Street
        Salt Lake City, Utah  84111

BOARD OF TRUSTEES
        Lacy B. Herrmann, Chairman
        Gary C. Cornia
        William L. Ensign
        Diana P. Herrmann
        Anne J. Mills
        R. Thayne Robson

OFFICERS
        Lacy B. Herrmann, President
        Jerry G. McGrew, Senior Vice President
        Kimball L. Young, Senior Vice President
        Rose F. Marotta, Chief Financial Officer
        Richard F. West, Treasurer
        Edward M.W. Hines, Secretary

DISTRIBUTOR
        AQUILA DISTRIBUTORS, INC.
        380 Madison Avenue, Suite 2300
        New York, New York 10017

CUSTODIAN
        BANK ONE TRUST COMPANY, N.A.
        100 East Broad Street
        Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
        PFPC INC.
        400 Bellevue Parkway
        Wilmington, Delaware 19809

INDEPENDENT AUDITORS
        KPMG PEAT MARWICK LLP
        345 Park Avenue
        New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.




ANNUAL
REPORT

JUNE 30, 1998

AQUILA

[Logo of Aquila Group of Funds: an eagle's head]

                     TAX-FREE FUND FOR
                           UTAH

                A tax-free income investment

[Logo of Tax-Free Fund For Utah: a rectangle containing dessert boulders with a sun rising behind it]

                        ONE OF THE
                    AQUILAsm GROUP OF FUNDS

[Logo of Tax-Free Fund For Utah: a rectangle containing dessert boulders with a sun rising behind it]


                    TAX-FREE FUND FOR UTAH
                       ANNUAL REPORT
          "ATTRACTIVE TAX-FREE RETURNS PLUS HIGH STABILITY"


                                                             August 17, 1998

Dear Investor:

            In our last report letter to you, we discussed the initial impact of the serious economic and currency problems of various countries in the Far East. We observed that these problems have resulted in a "FLIGHT TO QUALITY."

            Specifically, we pointed out that, on a comparative basis, the economy of the United States has continued to be very strong. As a result, the U.S. dollar as a currency, as well as U.S. securities markets, have stood out in the world as a "BEACON OF QUALITY." Tax-Free Fund For Utah shares in this high quality ranking.

            Therefore, in this letter to you, we wish to focus upon the level of tax-free* return provided to you by Tax-Free Fund For Utah in the current marketplace.

ATTRACTIVE TAX-FREE RETURNS

            The rate of inflation in the United States has continued to be relatively low throughout the recent expansion of the economy. This has caused the level of interest rates to decline over recent years.

            This decline in interest rates has provided the opportunity for various municipalities to finance new projects and also to refinance existing projects at lower interest costs to them. Municipalities act much like you and I would when refinancing home mortgages to take advantage of attractive rates. Basically, they are acting to save money.

            While interest rates generated by TAX-FREE municipal bonds have declined over the years, they have not declined as much as rates on a taxable investment. As a result, TAX-FREE municipal securities have become exceptionally attractive - on a comparative basis - with other types of fixed-income securities.

            Indeed, while the benchmark 30-year maturity U.S. Treasury bond is currently yielding approximately 5.65%, its interest income is still subject to taxes. On the other hand, similar maturity municipal securities, of comparable quality, are yielding roughly 5.15% and are TAX-FREE. Thus, comparable TAX-FREE municipal bonds are yielding more than 90% of what high-quality TAXABLE bonds are paying. Consequently, with TAX-FREE municipal securities, you are getting to keep more of the actual return paid. Most significantly, this level of return represents for investors one of the best for TAX-FREE securities in recent years.

            The advantage to you of owning a TAX-FREE investment such as Tax-Free Fund For Utah is vividly illustrated in the following chart. This chart compares the 4.92%** average level of distribution return for Class A Shares (as measured against the maximum public offering price) for the past twelve months with what you would have had to earn with a taxable investment.

[Graphic of bar chart with the following information:]

             TAX-FREE FUND FOR UTAH'S DOUBLE TAX-FREE DISTRIBUTION RATE
              AS COMPARED TO THE TAXABLE EQUIVALENT RATE AN INVESTOR
                  WOULD HAVE TO EARN AT VARIOUS TAX BRACKETS

Tax Bracket                         28%        31%        36%        39.6%
Taxable Equivalent Rate             7.35%      7.77%      8.41%       8.93%
Double Tax-Free Distribution Rate   4.92%      4.92%      4.92%       4.92%

            As you will note, you would have to find taxable fixed-income securities that would yield you a level of return quite a bit higher than that achieved by your investment in Tax-Free Fund For Utah. Given the current economic environment, such higher levels of yield would not be possible to obtain, unless significant additional risk was taken in the form of lesser quality securities.

            You should be aware of just how attractive the TAX-FREE return from the Fund is in today's marketplace.

STABILITY OF YOUR INVESTMENT

            Additionally, what we have always tried to achieve for your investment in Tax-Free Fund For Utah is a high level of stability of share value. This is one of the prime objectives that shareholders in the Fund have indicated to us that they would like to have in addition to a good level of tax-free return.


[Graphic of bar chart with the following information:]

       SHARE NET ASSET VALUE

                    In Dollars
          7/31/92     9.60
          12/31/92    9.57
          6/30/93    10.00
          12/31/93   10.14
          6/30/94     9.32
          12/31/94    8.95
          6/30/95     9.59
          12/31/95   10.05
          6/30/96     9.67
          12/31/96    9.92
          6/30/97     9.94
          12/31/97   10.22
          6/30/98    10.24

            As you will note from the above chart, the Class A share value of the Fund has achieved a high level of stability since the Fund began.

SLEEPING WELL AT NIGHT

            We have always been conscious of the fact that since many of our shareholders are retirees or pre-retirees, they want comfort with regard to obtaining a high degree of safety for their invested capital in the Fund. Indeed, in our management of Tax-Free Fund For Utah, we have always tried to ensure that you are able to "SLEEP WELL AT NIGHT" knowing that your investment dollars are being well looked after.

            Achieving an attractive level of tax-free return PLUS high stability for your investment in Tax-Free Fund For Utah requires use of various investment strategies.

            We again want to highlight these various investment strategies which the Fund uses to ensure that YOUR MONEY IS WELL PROTECTED.

            These strategies include emphasis on municipal securities having high quality credit ratings, broad diversification with respect to both number and nature of securities, and an intermediate maturity level with the various holdings in the Fund's portfolio.

            The accompanying three pie charts illustrate these points.


[Graphic of pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY QUALITY
(By Credit Rating)
AAA                                    71.53%
AA                                     20.37%
A                                       4.16%
Below A and Not Rated                   3.94%



[Graphic of pie chart with the following information:]

PORTFOLIO DIVERSIFICATION BY PROJECT
Industrial Development                  1.21%
Higher Education                        5.01%
Hospitals                               4.10%
Utilities                              11.03%
Water and Sewer                        14.73%
Pollution Control                       1.15%
Leases                                 21.10%
Mortgages                               5.76%
Transportation                          7.09%
School Districts                       25.64%
Other                                   3.18%


[Graphic of pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY MATURITY
(in Years)
0 - 5                          8.21%
6 - 10                        13.35%
11 - 15                       42.67%
16 - 20                       21.49%
Over 20                       14.28%

            At June 30, 1998, 91.9% of the Fund's overall portfolio was rated AAA or AA - the two HIGHEST quality credit ratings available for securities.

            There are presently 61 individual issues in the Fund's portfolio, representing a broad diversification in number and variety of project categories throughout the State.

            The average overall maturity of the portfolio is in the intermediate range of 14.04 years. And, the duration is 5.5 years.

            Basically, all these factors are designed to give you "PEACE OF MIND" with your investment in Tax-Free Fund For Utah - providing attractive tax-free return PLUS high stability.

KEEPING YOU IN MIND

            We want you to know, that since the inception of Tax-Free Fund For Utah, we have always kept in mind the level of tax-free return you receive from your investment in the Fund.

            We also keep in mind the degree of stability that we want your investment to possess.

            We achieve this through paying attention to the various areas we have highlighted above.

            These are the prime focuses that we continue to have for you with the Fund.

YOUR CONFIDENCE VALUED

            We value the opportunity to be of service to you. It is our intent to consistently work in your interest with your investment in Tax-Free Fund For Utah.


                                                Sincerely,
                                                /s/ Lacy B. Herrmann
                                                Lacy B. Herrmann
                                                President and Chairman
                                                  of the Board of Trustees


   * In certain circumstances, a small portion of the dividends paid by the Fund will be subject to income taxes, including the alternative minimum tax.

  ** The distribution rate shown represents that of Class A shares. Such data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Different classes of shares are offered by the Fund and their distribution rate and performance will vary because of differences in sales charges and fees paid by shareholders investing in different classes.

                     MANAGEMENT DISCUSSION OF FUND PERFORMANCE

        The graph below illustrates the value of $10,000 invested in Class
A Shares of Tax-Free Fund For Utah at inception of the Fund in July, 1992 and maintaining this investment through the Fund's latest fiscal year end, June 30, 1998, as compared with a hypothetical similar size investment in the Lehman Brothers Municipal Bond Index (the "Index") of municipal securities and the Consumer Price Index (a cost of living index), over that same period. The total return of the investment in the Fund is shown after deduction of the maximum sales charge of 4% at the time of initial investment. It also reflects deduction of the Fund's annual operating expenses and reinvestment of monthly dividends and capital gains distributions without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses but does reflect reinvestment of interest. The performance of the Fund's other classes, first offered on May 21, 1996, may be greater or less than the Class A shares performance indicated on the graph, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

            It should also be specifically noted that the Index is nationally oriented and consisted, over the period covered by the graph, of an unmanaged mix of between 12,000 to 44,000 investment-grade long-term municipal securities of issuers throughout the United States. However, the Fund's investment portfolio consisted of a significantly lesser number of investment-grade tax-free municipal obligations, principally of Utah issuers, over the same period.

            The maturities, market prices, and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which might well result in variances from the market action of the securities in the Index. Futhermore, whatever the difference in performance of the Index versus the Fund might also be attributed to the lack of application of annual operating expenses and initial sales charge to the Index.

            Since its inception, the Fund has been managed to provide as stable a share value as possible consistent with producing a competitive income return to shareholders. It has not been managed for maximum total return, since one of the aims of management in structuring the portfolio of the Fund is to reduce fluctuations in the price of the Fund's shares resulting from changes in interest rates.

            As can be observed, however, the pattern of the Fund's results and that of the Index over the period since inception of the Fund track quite similarly, even though they are not entirely comparable in character.


[Graphic of a line chart with the following information:]

PERFORMANCE COMPARISON

         Lehman Brothers             Fund After Sales           Cost of
         Municipal Bond Index        Charge and Expenses        Living Index
7/92         $10,000                     $9,600                     $10,000
6/93          10,869                     10,514                      10,270
6/94          10,891                     10,460                      10,533
6/95          11,851                     11,509                      10,846
6/96          12,638                     12,094                      11,145
6/97          13,684                     13,160                      11,401
6/98          14,867                     14,221                      11,593


[Table setup with the following information:]


FUND'S AVERAGE ANNUAL TOTAL RETURN

FOR THE PERIOD ENDED                                       LIFE OF FUND
JUNE 30, 1998                   1 YEAR      5 YEARS        Since 7/24/92
INCLUDING SALES
CHARGE AND EXPENSES             4.12%        5.34%         6.11%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS

                      PORTFOLIO MANAGER'S ANALYSIS

            FISCAL 1998 REVIEW

            For the latest fiscal year - July 1, 1997 through June 30, 1998 - a major change in the structure of interest rates occurred. Federal Funds rates, which represent the overnight rate banks charge each other for borrowed funds, were held constant by the Federal Reserve at 5.50%. Long-term U.S. Treasury bond yields, however, fell over 1% from 6.8% to 5.6% for the same corresponding period in spite of strong U.S. economic growth. Several reasons for this flattening of the yield curve include the continued reduction in the rate of inflation, the impact of increasing price competition from the Far East nations affected by currency devaluations, and the flight of foreign assets into U.S. government bonds as a safe haven due to contracting economies around the globe. The downward movement in U.S. government bond yields has not been matched correspondingly by municipal bonds. The supply of new municipal bonds into the market and residual fear of flat tax proposals have kept municipals relatively cheap to treasuries. Therefore, long-term municipal bond yields relative to U.S. Treasury bond yields have moved from an 85% level to 92% over the past year.

            The net asset value of the Class A shares of the Fund increased over the fiscal year with the decline in interest rates from $9.94 to $10.24, providing capital appreciation in addition to the tax-exempt interest payouts. The 30-day yield presently is 4.9%, giving an attractive double tax-exempt yield to investors when compared to taxable returns.

            FISCAL 1998 STRATEGY

            The first half of 1998 represented the third largest half year issuance of municipal bonds at $146.4 billion in the history of the municipal market. This level was exceeded only by the first half of 1993, as yields plummeted and refunding volume skyrocketed, and that of the second half of 1985, as issuers rushed in to evade proposed limitations under Tax Reform. During those two former periods, the municipal market enjoyed sources of demand that simply do not exist today. In the present market, volume is being swelled by new offerings and refundings as municipalities continue to replace older high coupon bonds with those bearing lower rates. This pressure of new supply coupled with retail investor indifference and international demand for U.S. Treasuries should continue into the next fiscal year. We expect that this, in turn, will cause municipal bond price performance to lag treasuries but continue in a positive direction due to declining interest rates.

            Potential favorable signs are beginning to emerge that should help municipal bonds over the next year. New issue volume should not continue at current levels. Once this volume eases, municipals should begin to outperform U.S. treasuries, at least a bit. Additionally, any weakening of the Treasury market would help, as well as were there to be a significant, sustained correction in the equity market.

            The Utah economy should continue its eleventh straight year of strong performance, although at rates of growth below that of the past several years. In a recent Regional Financial Review publication Utah's real gross state product is forecasted to grow at the rate of 4.5% - 1Oth best in U.S. - in 1998. For 1999, the projection for growth rate is 3.91% - number 1 in U.S. The unemployment rate in Utah should remain among the best in the country, at 3% or below. Conservative fiscal management by our various municipalities should ensure their capability to meet timely interest and principal payments for investors from the investment grade municipalities represented in the Tax-Free Fund For Utah portfolio. Utah municipal bonds continue to be viewed throughout the country as premier quality, top-grade paper.

KPMG Peat Marwick LLP


                      INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Tax-Free Fund For Utah:

          We have audited the accompanying statement of assets and liabilities of Tax-Free Fund For Utah, including the statement of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Fund For Utah as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                       KPMG Peat Marwick LLP

New York, New York
August 7, 1998

                        TAX-FREE FUND FOR UTAH
                        STATEMENT OF INVESTMENTS
                              JUNE 30, 1998

                                                                                   Rating
  Face                                                                            Moody's/
  Amount          General Obligation Bonds (28.5%)                                  S&P              Value

                  City and County General Obligation Bonds (3.3%)
  $  125,000      Blanding City, Utah, San Juan County, Natural
                     Gas Project G.O., Series 1994, 5.800% 07/15/13                Baa/NR     $    129,844
     225,000      Provo City Utah Housing Authority                                Aaa/NR          232,875
                     Multi-Family Revenue, 5.800% 07/20/22
     290,000      Sandy City, Utah Refunding Public Building G.O.,
                     6.700%, 12/15/10                                               A/NR           313,925
     100,000      Salt Lake City, Utah G.O., 6.375%, 06/15/11                      Aaa/NR          105,875
     300,000      Weber County, Utah Unlimited Tax G.O., FGIC
                     Insured, 5.625%, 1/15/11                                     Aaa/AAA          312,750
                                                                                                 1,095,269

                  School District General Obligation Bonds (24.7%)
     535,000      Beaver County, Utah School District G.O.,
                     Series 1994, AMBAC Insured, 5.200%, 12/15/12                 Aaa/AAA          545,700
     510,000      Cache County, Utah School District G.O.,
                     Series A, AMBAC Insured, 5.750%, 06/15/08                    Aaa/AAA          548,888
     700,000      Cache County, Utah School District G.O.,
                     Series A, AMBAC Insured, 5.80%, 06/15/09                     Aaa/AAA          755,125
   1,000,000      Cache County, Utah School District G.O.,
                     Series A, AMBAC Insured, 5.900%, 06/15/13                    Aaa/AAA        1,083,750
     595,000      Carbon County, Utah School District G.O.,
                     Series 1993, MBIA Insured, 5.450%, 06/15/10                  Aaa/AAA          615,081
   1,000,000      Davis County, Utah School District G.O.,
                     MBIA Insured, 5.850%, 06/01/09                               Aaa/AAA        1,068,750
     500,000      Jordan, Utah School District G.O., 5.900%,
                     06/15/04                                                      Aa/NR           537,500
     665,000      Jordan, Utah School District G.O., 6.000%,
                     06/15/05                                                      Aa3/NR          717,369
     235,000      Jordan, Utah School District G.O., 6.100%,
                     06/15/07                                                      Aa3/NR          253,506
   1,000,000      Nebo County, Utah School District G.O, FGIC
                     Insured, 5.750%, 06/15/11                                    Aaa/AAA        1,048,750
     770,000      Nebo County, Utah School District , FGIC
                     Insured, 6.00%, 06/15/18                                     Aaa/AAA          829,675
                                                                                                 8,004,094

       Recreational Facilities General Obligation Bonds (0.5%)
     150,000      West Bountiful City, Utah Golf Course G.O,
                     6.350%, 09/01/13                                              Baa/NR          160,875
                     Total General Obligation Bonds                                              9,260,238

                  REVENUE BONDS (70.2%)
                  Education Revenue Bonds (5.9%)
     275,000      Salt Lake County Utah, Westminster College
                     Revenue, 5.700%, 10/01/17                                     NR/BBB          280,156
     250,000      Salt Lake County Utah, Westminster College
                     Revenue, 5.750%, 10/01/27                                     NR/BBB          254,687
     200,000      University of Utah Revenue Refunding,
                     (Biology Research Facilities), MBIA Insured,
                     5.500%, 04/01/11                                             Aaa/AAA          211,750
     500,000      Utah State Board of Regents, Utah State
                     University Revenue Refunding Student
                     Building Fees, Series 1994B, MBIA Insured,
                     5.750%, 12/01/07                                             Aaa/AAA          534,375
     300,000      Utah State University Agricultural Education
                     Facilities, MBIA Insured, 6.150%, 12/01/14                    Aaa/NR          325,125
     300,000      Weber County, Utah School District, MBIA
                     Insured, 6.000%, 06/15/07                                    Aaa/AAA          313,500
                                                                                                 1,919,593

                  Hospital Revenue Bonds (3.9%)
     250,000      Salt Lake City, Utah Hospital Revenue,
                     Intermountain Health Care, 8.000%, 05/15/07                   NR/AAA          292,187
   1,000,000      Utah County, Utah Hospital Revenue, IHC
                     Health Services, MBIA Insured, 5.250% 08/15/26               Aaa/AAA          992,500
                                                                                                 1,284,687

                  Industrial Development Revenue Bonds (1.2%)
     120,000      Salt Lake County, Utah Industrial Development,
                     Plaza 5400, 6.200%, 09/01/12                                  NR/AAA          126,450
     250,000      Sandy City, Utah Industrial Development, H Shirl
                     Wright Project, 6.125%, 08/01/16                              NR/AAA          265,312

                                                                                                   391,762

                  Lease Revenue Bonds (17.8%)
     600,000      Layton City, Utah Municipal Building Authority,
                     MBIA Insured, 5.700%, 08/15/08                               Aaa/AAA          630,750
     200,000      Ogden City, Utah Municipal Building Authority,
                     Series 1992, 6.800%, 12/15/08                                 NR/NR*          210,750
     200,000      Ogden City, Utah Municipal Building Authority,
                     Series 1992,  7.000%, 12/15/12                                NR/NR*          210,250
     600,000      Salt Lake City, Utah Municipal Building
                     Authority, Series 1993A, 5.750%, 10/15/08                     A1/A+           640,500
   1,000,000      Salt Lake City, Utah Municipal Building
                     Authority, 6.000%, 10/15/14                                   A1/A+         1,078,750
   1,000,000      Salt Lake County, Utah Municipal Building
                     Authority, Series 1994A, MBIA Insured
                     6.050%, 10/01/08                                             Aaa/AAA        1,087,500
     475,000      Utah Municipal Building  Authority, Logan
                     Municipal Building, Series 1993, 5.900%,
                     04/01/11                                                       A/NR           495,187
     685,000      Utah State Building Ownership Authority,
                     Series A, 5.750%, 08/15/07                                    Aa/AA           716,681
     350,000      Utah State Building Ownership Authority,
                     5.750%, 08/15/08                                              Aa/AA           365,312
     315,000      West Valley City, Utah Municipal Building
                     Authority, Series 1993, MBIA Insured
                     6.000%, 01/15/10                                             Aaa/AAA          334,294
                                                                                                 5,769,974

                  Mortgage Revenue Bonds (5.0%)
     210,000      Utah State Housing Finance Agency, Single
                     Family Housing Mortgage Revenue, Series E-1,
                     5.850%, 07/01/13                                              Aa/NR           219,450
     135,000      Utah State Housing Finance Agency, Single
                     Family Housing Mortgage Revenue, Series
                     1994B, 6.200%, 07/01/06                                       A1/A+           144,113
     710,000      Utah State Housing Finance Agency, Single
                     Family Housing Mortgage Revenue, Series E-1,
                     6.600%, 07/01/11                                              NR/AA           762,363
     475,000      Utah State Housing Finance Agency, Single
                     Family Housing Mortgage Revenue, Series 1994C,
                     6.350%, 07/01/11                                              Aa/NR           507,063
                                                                                                 1,632,989

                  Pollution Control Revenue Bonds (1.2%)
     350,000      Box Elder County Pollution Control Revenue,
                     Nucor Corporation Project, 6.900%, 05/15/17                   NR/AA-          383,250

                  Transportation Revenue Bonds (7.0%)
     875,000      Salt Lake City, Utah Airport Revenue, FGIC
                     Insured, Series B, 5.875%, 12/01/12                          Aaa/AAA          938,438
     285,000      Salt Lake City, Utah Airport Revenue, FGIC
                     Insured, Series B, 5.875%, 12/01/18                          Aaa/AAA          300,319
   1,000,000      Utah Transit Authority Sales Tax Revenue,
                     FSA Insured, 5.375%, 6/15/22                                  NR/AAA        1,020,000
                                                                                                 2,258,757

                  Water and Sewer Revenue Bonds (17.5%)
     270,000      St. George, Utah Sewer Revenue, AMBAC
                     Insured, 5.500%, 06/15/07                                    Aaa/AAA          281,813
     300,000      St. George, Utah Water Revenue, FGIC
                     Insured, 5.375%, 06/01/16                                    Aaa/AAA          304,500
   1,000,000      St. George, Utah Interlocal Agency Revenue,
                     AMBAC Insured, 5.125%, 12/01/17                               NR/AAA        1,005,000
     500,000      Salt Lake City, Utah Water And Sewer
                     Revenue, AMBAC Insured, 5.750%, 02/01/13                     Aaa/AAA          526,875
     525,000      Salt Lake County, Utah Water & Sewer Revenue
                     AMBAC Insured, 6.00%, 02/01/10                               Aaa/AAA          570,281
     300,000      Salt Lake County, Utah Water & Sewer Revenue
                     AMBAC Insured, 5.100%, 10/01/08                              Aaa/AAA          307,500
     290,000      Salt Lake County Utah Conservancy District
                     Revenue, Series A, AMBAC Insured, 5.350%,
                     10/01/18                                                     Aaa/AAA          293,263
     200,000      Timpanogos, Utah Water & Sewer Revenue,
                     Series A AMBAC Insured, 5.90%, 06/01/11                      Aaa/AAA          216,750
     800,000      Timpanogos, Utah Water & Sewer Revenue,
                     Series A AMBAC Insured, 6.00%, 06/01/16                      Aaa/AAA          866,000

   1,000,000      Utah Water Finance Agency Revenue, Series A
                     AMBAC Insured, 5.300%, 10/01/23                              Aaa/AAA        1,006,250
     300,000      White City Water Improvement District,
                     Utah Water Revenue, AMBAC Insured, 5.90%,
                     02/01/22                                                      NR/AAA          318,375
                                                                                                 5,696,607

                  Utility Revenue Bonds (10.7%)
     790,000      Utah Association Municipal Power Systems
                     Revenue, 5.250%, 12/01/09                                     NR/A-           817,650
     350,000      Utah Association Municipal Power Systems
                     Revenue, AMBAC Insured, 5.500%, 12/01/13                     Aaa/AAA          363,125
     695,000      Utah State Municipal Power Agency, Electric
                     Systems Revenue, FGIC Insured, 5.500%,
                     07/01/10                                                     Aaa/AAA          729,750
     650,000      Utah State Municipal Power Agency, Electric
                     Systems Revenue, FGIC Insured, 5.500%,
                     07/01/11                                                     Aaa/AAA          680,875
     875,000      Utah State Municipal Power Agency, Electric
                     Systems Revenue, FGIC Insured, 5.250%,
                     07/01/18                                                     Aaa/AAA          878,281
                                                                                                 3,469,681

                     Total Revenue Bonds                                                        22,807,300

                     Total Investments  (cost $30,392,424**)     98.7%                          32,067,538
                     Other assets in excess of liabilities        1.3                              409,114

                     Net Assets                                 100.0%                       $  32,476,652


                   *  Any security not rated must be determined by the
                      Investment Adviser to have sufficient quality to be ranked in the top four ratings if a credit rating were to be assigned by a rating service.

                   ** Cost for Federal tax purposes is identical.

                         See accompanying notes to financial statements.

                               TAX-FREE FUND FOR UTAH
                         STATEMENT OF ASSETS AND LIABILITIES
                                   JUNE 30, 1998

ASSETS
    Investments at value (cost $30,392,424)                     $  32,067,538
    Cash                                                               14,026
    Interest receivable                                               361,284
    Receivable for Fund shares sold                                   104,619
    Receivable for investment securities sold                          35,000
    Due from Administrator for reimbursement of expenses
       (note 3)                                                        13,365
    Total assets                                                   32,595,832

LIABILITIES
    Accrued expenses                                                   42,871
    Dividends payable                                                  34,464
    Payable for Fund shares redeemed                                   22,224
    Distribution fees payable                                          18,018
    Management fee payable                                              1,603
    Total liabilities                                                 119,180

NET ASSETS                                                      $  32,476,652

    Net Assets consist of:
    Capital Stock - Authorized an unlimited number of
      shares, par value $.01 per share                          $      31,715
    Additional paid-in capital                                     31,280,349
    Net unrealized appreciation on investments                      1,675,114
    Accumulated net realized loss on investment                     (481,778)
    Distributions in excess of net investment income                 (28,748)
                                                                $  32,476,652

CLASS A
    Net Assets                                                  $  29,012,978
    Capital shares outstanding                                      2,833,247
    Net asset value and redemption price per share              $       10.24
    Offering price per share (100/96 of $10.24 adjusted
    to nearest cent)                                            $       10.67

CLASS C
    Net Assets                                                  $   1,475,527
    Capital shares outstanding                                        144,202
    Net asset value and offering price per share                $       10.23
    Redemption price per share (*generally, a charge
    of 1% is imposed on the proceeds of shares
    redeemed during the first 12 months after purchase)         $       10.23*

CLASS Y
    Net Assets                                                  $   1,988,147
    Capital shares outstanding                                        194,074
    Net asset value, offering and redemption price per share    $       10.24

               See accompanying notes to financial statements.

                      TAX-FREE FUND FOR UTAH
                      STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:
    Interest income                                              $  1,668,457

Expenses:

    Management fee (note 3)                          $     154,372
    Distribution and service fees (note 3)                  66,415
    Legal fees                                              41,194
    Transfer and shareholder servicing agent fees           36,362
    Shareholders' reports and proxy statements              36,188
    Trustees' fees and expenses (note 8)                    28,746
    Audit and accounting fees                               20,571
    Custodian fees (note 7)                                  6,146
    Registration fees and dues                               5,224
    Insurance                                                  523
    Miscellaneous                                           12,788
                                                           408,529

    Management fee waived (note 3)                        (135,847)
    Reimbursement of expenses by Administrator (note 3)   (157,610)
    Expenses paid indirectly (note 7)                       (3,737)
      Net expenses                                                    111,335
      Net investment income                                         1,557,122

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

    Net realized gain from securities transactions          40,106
    Change in unrealized appreciation on investments       829,222

    Net realized and unrealized gain on investments                   869,328
    Net increase in net assets resulting from operations         $  2,426,450

            See accompanying notes to financial statements.

                     TAX-FREE FUND FOR UTAH
               STATEMENTS OF CHANGES IN NET ASSETS

                                                      YEAR ENDED JUNE 30,
                                                    1998               1997
OPERATIONS:
 Net investment income                             $ 1,557,122    $ 1,564,340
 Net realized gain from securities transactions         40,106            870
 Change in unrealized appreciation on investments      829,222        636,155
          Change in net assets from operations       2,426,450      2,201,365

DISTRIBUTIONS TO SHAREHOLDERS (note 6):
 Class A Shares:
 Net investment income                            (1,492,609)      (1,580,556)
 Net realized gain on investments                        -                -

Class C Shares:
Net investment income                                (32,512)            (670)
Net realized gain on investments                          -                -

Class Y Shares:
Net investment income                                (46,710)            (425)
Net realized gain on investments                          -                  -
  Change in net assets from distributions         (1,571,831)      (1,581,651)

CAPITAL SHARE TRANSACTIONS (note 9):
  Proceeds from shares sold                        6,634,401        3,500,104
  Reinvested dividends and distributions             910,182          927,229
  Cost of shares redeemed                         (5,074,894)      (4,775,558)
    Change in net assets from capital
    share transactions                             2,469,689         (348,225)
    Change in net assets                           3,324,308          271,489

NET ASSETS:
  Beginning of period                             29,152,344       28,880,855
  End of period                                $  32,476,652    $  29,152,344

            See accompanying notes to financial statements.

                            TAX-FREE FUND FOR UTAH
                         NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

          Tax-Free Fund For Utah (the "Fund"), a non-diversified, open-end investment company, was organized on December 12, 1990 as a Massachusetts business trust and commenced operations on July 24, 1992. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 21, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and, as was the case since inception, are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On October 31, 1997 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors.
At June 30, 1998, there were no Class I shares outstanding. All classes of shares, represent interests in the same portfolio of investments in the Fund and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

   In Fiscal 1997, the Fund began amortizing bond premium using the constant yield method. Accordingly, net unrealized appreciation and additional paid-in capital have been adjusted by equal amounts at the beginning of the year. This change had no effect on the Fund's net asset value or distribution policy and conforms to the amortization policy followed by the Fund for Federal tax purposes.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

          Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to theFund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Fund's net assets.

          First Security Investment Management, Inc. (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio.
 For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23 of 1% on the Fund's net assets.

          On October 24, 1997, the Mangement arrangements described above were approved by the Fund's shareholders and went into effect on October 31, 1997. From inception of the Fund to that date, Aquila Management Corporation and First Security Investment Management Inc. had served as the Fund's Administrator and Investment Manager, respectively, pursuant to agreements with the Fund, for total fees at an annual rate of 0.50 of 1% of the Fund's net assets, the same fee as under the new arrangements.

          For the year ended June 30, 1998, the Fund incurred fees for advisory and administrative services of $154,372 of which $135,847 was voluntarily waived. Additionally, the Manager voluntarily agreed to reimburse the Fund for other expenses during this period in the amount of $157,610. Of this amount, $144,245 was paid prior to June 30, 1998 and the balance of $13,365 was paid in early July 1998.

          At a meeting held on July 15, 1998, the Fund's shareholders approved the Manager's selection of Zions First National Bank to replace First Security Investment Management, Inc. as the Fund's Investment Sub-Adviser. This change was effective on July 16, 1998, pursuant to a Sub-Advisory Agreement between the Manager and the new Sub-Adviser, the terms of which are substantially identical to those of the previous agreement between the Manager and the former sub-adviser, including the fee schedule.

          Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

          The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor") including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.20% of the Fund's average net assets represented by Class A Shares. For the year ended June 30, 1998, service fees on Class A Shares amounted to $58,192, of which the Distributor received $1,871.

          Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended June 30, 1998, amounted to $6,167. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended June 30, 1998, amounted to $2,056. The total of these payments with respect to Class C Shares amounted to $8,223, of which the Distributor received $6,404.

          Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

          Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Utah, with the bulk of sales commissions inuring to such dealers. For the year ended June 30, 1998, the Distributor received sales commissions of $6,762.

4. PURCHASES AND SALES OF SECURITIES

          During the year ended June 30, 1998, purchases of securities and proceeds from the sales of securities aggregated $5,727,621 and $3,417,615, respectively.

          At June 30, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $1,685,096 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $9,982, for a net unrealized appreciation of $1,675,114.

          At June 30, 1998, the Fund had a capital loss carryover of $481,778, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of this amount, $354,223 expires on June 30, 2003; $114,226 expires on June 30, 2004; and $13,329 expires on June 30, 2005, if not offset with gains.

5. PORTFOLIO ORIENTATION

          Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers' ability to meet their obligations.

6. DISTRIBUTIONS

          The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

          The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Utah income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to ordinary income taxes.

7. CUSTODIAN FEES

          The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended June 30, 1998, the Fund's custodian fees amounted to $6,146, of which $3,737 was offset by such credits. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit with the custodian.

8. TRUSTEES' FEES AND EXPENSES

      During the fiscal year there were eight Trustees. Trustees' fees paid during the year were at the average annual rate of $1,000 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended June 30, 1998, such reimbursements averaged approximately $2,100 per Trustee. Two of the Trustees, who are affiliated with the Manager, are not paid any Trustee fees.

9. CAPITAL SHARE TRANSACTIONS

     Transactions in Capital Shares of the Fund were as follows:

                                                  Year Ended                             Year Ended
                                                 June 30, 1998                          June 30, 1997
                                            Shares            Amount                Shares         Amount
CLASS A SHARES:
        Proceeds from shares sold          314,265      $  3,194,917                346,477      $  3,420,264
        Reinvested distributions            87,243           887,298                 94,031           926,736
        Cost of shares redeemed           (491,638)       (4,998,075)              (483,708)       (4,775,559)
          Net change                       (90,130)         (915,860)               (43,200)         (428,559)

CLASS C SHARES:
        Proceeds from shares sold          141,339         1,434,846                  4,061            39,841
        Reinvested distributions             2,241            22,879                     52               486
        Cost of shares redeemed             (3,501)          (35,659)                     -                 -
          Net change                       140,079         1,422,066                  4,113            40,327

CLASS Y SHARES:
        Proceeds from shares sold          194,062         2,004,638                  4,094            40,000
        Reinvested distributions                 1                 5                      1                 7
        Cost of shares redeemed             (4,094)          (41,160)                     -                 -
          Net change                       189,969         1,963,483                  4,095            40,007

Total transactions in Fund
shares                                     239,918      $  2,469,689                (34,992)      $  (348,225)

                        TAX-FREE FUND FOR UTAH
                        FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                       Class A(1)
                                                                                   Year ended June 30,
                                                           1998         1997         1996          1995         1994
Net Asset Value, Beginning of Period                      $9.94        $9.74        $9.59         $9.32       $10.00

Income from Investment Operations:
    Net investment income                                  0.52         0.52         0.54          0.55         0.55
    Net gain (loss) on securities (both realized
      and unrealized)                                      0.30         0.21         0.15          0.27        (0.65)
    Total from Investment Operations                       0.82         0.73         0.69          0.82        (0.10)

Less Distributions (note 6):
    Dividends from net investment income                  (0.52)       (0.53)       (0.54)        (0.55)       (0.55)
    Distributions from capital gains                         -             -           -             -        (0.03)
    Total Distributions                                   (0.52)       (0.53)       (0.54)        (0.55)       (0.58)

Net Asset Value, End of Period                            $10.24        $9.94        $9.74         $9.59        $9.32

Total Return (not reflecting sales charge)(%)               8.41         7.72         7.17          9.09        (1.09)

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)               29,013       29,071       28,881        27,536       26,116
    Ratio of Expenses to Average Net Assets (%)             0.33         0.27         0.19          0.08         0.03
    Ratio of Net Investment Income to Average
    Net Assets (%)                                          5.07         5.45         5.49          5.85         5.58
    Portfolio Turnover Rate (%)                            11.31         5.09        11.15         22.92        27.53

Net investment income per share and the ratios of income and expenses to average net assets without the voluntary waiver of a portion of the management fee, the Manager's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
    Net Investment Income ($)                               0.42         0.42         0.43          0.43         0.40
    Ratio of Expenses to Average Net Assets (%)             1.31         1.33         1.30          1.30         1.60
    Ratio of Net Investment Income to Average
     Net Assets (%)                                         4.09         4.39         4.37          4.63         4.00

     (1) Designated as Class A Shares on May 21, 1996.

              See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         Class C(1)                             Class Y(1)
                                                 Year Ended         Period(2)         Year Ended         Period(2)
                                                  June 30,          Ended June        June 30,            Ended
                                              1998         1997     30, 1996        1998       1997     June 30, 1996
Net Asset Value, Beginning of Period          $9.94        $9.74       $9.77        $9.94       $9.74        $9.77

Income from Investment Operations:
    Net investment income                      0.41         0.44        0.05         0.53        0.61         0.06
    Net gain (loss) on securities (both
      realized and unrealized)                 0.29         0.21       (0.03)        0.30        0.21        (0.03)
    Total from Investment Operations           0.70         0.65        0.02         0.83        0.82         0.03

Less Distributions (note 6):
    Dividends from net investment income      (0.41)       (0.45)      (0.05)       (0.53)      (0.62)       (0.06)
    Distributions from capital gains              -            -          -            -           -            -
    Total Distributions                       (0.41)       (0.45)      (0.05)       (0.53)      (0.62)       (0.06)

Net Asset Value, End of Period               $10.23        $9.94       $9.74       $10.24       $9.94        $9.74

Total Return (not reflecting sales
  charge) (%)                                  7.20         6.80        0.20#        8.52        8.69         0.29#

Ratios/Supplemental Data
    Net Assets, End of Period
      ($ thousands)                           1,476           41        0.1        1,988          41          0.1
    Ratio of Expenses to Average Net
      Assets (%)                               1.35         1.07        0.14#        0.36        0.07         0.03#
    Ratio of Net Investment Income to
      Average Net Assets (%)                   3.95         4.65        0.50#        5.03        5.65         0.61#
    Portfolio Turnover Rate (%)               11.31         5.09       11.15#       11.31        5.09        11.15#
Net investment income per share and the ratios of income and expenses to average net assets without the voluntary waiver of a portion of the management fee, the Manager's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
    Net Investment Income ($)                  0.33         0.35        0.04         0.45        0.50         0.05
    Ratio of Expenses to Average Net
       Assets (%)                              2.09         2.13        0.23#        1.11        1.13         0.11#
    Ratio of Net Investment Income to
      Average Net Assets (%)                   3.21         3.59        0.42#        4.28        4.59         0.53#

     (1) New Class of Shares established on May 21, 1996.
     (2) From May 21, 1996 to June 30, 1996.
      #  Not annualized.

       See accompanying notes to financial statements.
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REPORT ON THE ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

            The Annual Meeting of Shareholders of the Tax-Free Fund For Utah (the "Fund") was held on October 24, 1997. The holders of shares representing 75% of the total net asset value of the shares entitled to vote were present in person by proxy. At the meeting, the following matters were voted upon and approved by the shareholders (the resulting votes for each matter are presented below).

 (1)      The election of Lacy B. Herrmann, Philip E. Albrecht, Gary
          C. Cornia, William L. Ensign, D. George Harris, Diana P. Herrmann, Anne J. Mills, and R. Thayne Robson, as Trustees to hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (each Trustee received at least 21,944,520.05 affirmative votes; no more than 296,602.05 votes were withheld for any Trustee).

 (2) The ratification of the selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the fiscal year ending June 30, 1998 (votes for: 21,715,133.93; votes against: 75,313.04;
          abstentions: 450,665.00; broker non-votes: 0.00).

 (3) The approval of a proposed Investment Advisory and Administration Agreement with Aquila Management Corp. (votes for:
          21,397,609.09; votes against: 156,811.17; abstentions: 658,871.84;
          broker non-votes: 27,819.88).

 (4) The approval of a proposed Sub-Advisory Agreement between Aquila Management Corporation as Manager and First Security Investment Management, Inc. as Sub-Adviser (votes for:
          21,433,524.97; votes against: 89,968.57; abstentions: 689,798.56;
          broker non-votes: 27,819.88).

            At a meeting held July 15, 1998, the Fund's shareholders approved the Manager's selection of Zions First National Bank to replace First Security Investment Management Inc. as the Fund's Investment Sub-Adviser.




FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

            This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

            For the fiscal year ended June 30, 1998, of the total amount of dividends paid by Tax-Free Fund For Utah, 99.87% was "exempt-interest dividends" and the balance was ordinary dividend income.

            Prior to January 31, 1998, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1997 CALENDAR YEAR.

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